FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: July 27, 2006

BORGWARNER INC.
(Exact name of registrant as specified in its charter)

                                       Delaware                     1-12162                          13-3404508
 (State of Incorporation)           (Commission File No.)     (IRS Employer
                                                                                          Identification No.)

3850 Hamlin Road
Auburn Hills, MI 48326
(Address of principal executive offices)

Registrant's telephone number, including area code:
(248) 754-9200

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition

On July 27, 2006, BorgWarner Inc. issued a press release, furnished as Exhibit 99.1 and incorporated herein by reference, announcing the company’s second quarter results. The information contained in the Current Report on Form 8-K, including the exhibit attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of the Securities Exchange Act of 1934, as amended.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits

99.1 Press Release dated July 27, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                BORGWARNER INC.

                                                /s/ Vincent M. Lichtenberger
                        __________________________________
                        Vincent M. Lichtenberger
                        Assistant Secretary